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[LOGO DYNAMICWEB ENTERPRISES, INC.]

November 27, 1998

Robert J. Gailus
50 Riverside Drive
NY, NY 10024


Bob,

As agreed, the following are the terms of our agreements vis-a-vis your seat on our Board of Directors and your Financial consulting engagement:

1) Board Seat entitles you to 3,912 options at market price (Wed. 11/25 last trade is 2 5/8). The terms of the options (length, vesting, etc.) are outlined in our Outside Directors Stock Option Plan.

2) Financial Consulting compensation is 25,000 options (non-qualified) at market price (Wed. 11/25 last trade is 2 5/8). The terms of the options (length, vesting, etc.), although not issued under the Outside Directors Plan, are identical to those in our Outside Directors Stock Option Plan.

We're really looking forward to your active participation on our Board of Directors and I'm personally looking forward to your involvement as my special financial adviser.


Welcome aboard.

Sincerely

/s/ Steve Vanechanos
---------------------------
Steve Vanechanos, Jr.
CEO

Accepted by:

ROBERT J. GAILUS
----------------------
Robert J. Gailus


November 27, 1998
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